Estimated Annual Amortization Expense for Intangible Assets (Detail) $ in Thousands	Jun. 30, 2015 USD ($)
Expected Amortization Expense [Line Items]
2016	$ 3,162
2017	3,152
2018	3,147
2019	3,146
2020	3,146
Finite Lived Intangible Assets, Amortization Expense, Net, Total	$ 15,753